UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

1347 Property Insurance Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 14, 2020

October 30, 2020

To Our Stockholders:

You are cordially invited to attend our 2020 Annual Stockholders’ Meeting, which will be held at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209, on December 14, 2020 at 11:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors the six director nominees identified in the accompanying Proxy Statement, each to serve for a term as described in the Proxy Statement;

2.	To approve an amendment and restatement to our Certificate of Incorporation to change our corporate name from 1347 Property Insurance Holdings, Inc. to FG Financial Group, Inc.;

3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2020;

4.	To consider and act upon a non-binding advisory resolution to approve the compensation of our named executive officers;

5.	To consider and act upon a non-binding advisory resolution to approve the frequency of the named executive officer compensation advisory stockholder votes; and

6.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The health and well-being of our employees and stockholders are paramount. We are closely monitoring the coronavirus pandemic, and if we determine it necessary to make changes to our annual meeting, we will announce the decision to do so in advance.

Only stockholders of record at the close of business on October 19, 2020 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

D. Kyle Cerminara
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 14, 2020:

This Notice and the accompanying Proxy Statement are being distributed or made available, as the case may be on or about October 30, 2020, and the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2019 are available at

http://www.proxyvote.com.

TABLE OF CONTENTS

PROXY STATEMENT FOR 2020 ANNUAL MEETING OF STOCKHOLDERS	1
QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING	1
PROPOSAL 1: ELECTION OF DIRECTORS	5
DIRECTOR COMPENSATION	13
PROPOSAL 2 — APPROVE AN ADMENDMENT AND RESTATEMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME FROM 1347 PROPERTY INSURANCE HOLDINGS, INC. TO FG FINANCIAL GROUP, INC.	16
PROPOSAL 3 – RATIFY THE APPOINT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020	19
AUDIT COMMITTEE REPORT	20
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	21
COMPENSATION OF EXECUTIVE OFFICERS	21
PROPOSAL 4 — CONSIDER AND ACT UPON A NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	28
PROPOSAL 5 - To consider and act upon a non-binding advisory resolution to approve the frequency of the stockholder vote to approve the compensation of our Named Executive Officers	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
TRANSACTIONS WITH RELATED PERSONS	32
OTHER MATTERS	36
HOUSEHOLDING	36
STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2021 ANNUAL MEETING	36
APPENDIX A — PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION	A-1

1347 PROPERTY INSURANCE HOLDINGS, INC.

PROXY STATEMENT FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of 1347 Property Insurance Holdings, Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 14, 2020 at 11:00 a.m., local time, at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209, and any adjournments or postponements of the Annual Meeting.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, stockholders will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below), and the Board of Directors of the Company (the “Board of Directors” or “Board”) is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The notice, this Proxy Statement and the proxy card for stockholders of record were distributed or made available, as the case may be, beginning on or about October 30, 2020, and the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

Who is entitled to vote?

Stockholders of record at the close of business on October 19, 2020 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, 4,957,364 shares of our common stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder for any purpose germane to the Annual Meeting at the Company’s offices located at 970 Lake Carillon Dr, Suite 318, St. Petersburg, FL 33716. Please contact Brian Bottjer at (727) 304-5666 for information regarding providing proof of eligibility to view the list prior to visiting the Company’s offices. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

1

If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the 4,957,364 shares of common stock outstanding and entitled to vote on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee, except that abstentions will count as votes against Proposal 2. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect the six director nominees named in this Proxy Statement to the Company’s Board of Directors, each to serve for a term as described in this Proxy Statement, (ii) approve an amendment and restatement to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to change our corporate name from 1347 Property Insurance Holdings, Inc. to FG Financial Group, Inc., (iii) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (iv) consider and act upon a non-binding, advisory resolution to approve the compensation of our named executive officers, (v) consider and act upon a non-binding, advisory resolution to approve the frequency of the named executive officer compensation advisory stockholder vote and (v) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on December 13, 2020. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

●	Voting by Proxy Card. Each stockholder of record may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

2

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless of whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company at 970 Lake Carillon Dr., Suite 318, St. Petersburg, FL 33716 that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on December 13, 2020, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the Annual Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the election of directors, Proposal 4 regarding the non-binding, advisory resolution to approve the compensation of our named executive officers and Proposal 5 regarding the non-binding, advisory resolution to approve the frequency of the stockholder vote to approve the compensation of our named executive officers are considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposals 1, 4 and 5.

We believe that Proposal 2 regarding the approval of an amendment and restatement to the Certificate of Incorporation to change our corporate name from 1347 Property Insurance Holdings, Inc. to FG Financial Group, Inc. and Proposal 3 concerning the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 are considered “routine” matters under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters, and there will be no broker non-votes in connection with Proposal 2 and 3.

3

What vote is required to approve each item? How will abstentions and broker non-votes be counted?

As to the election of directors (Proposal 1), a stockholder may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2 (approval of an amendment to the Certificate of Incorporation to change our corporate name from 1347 Property Insurance Holdings, Inc. to FG Financial Group, Inc.), a stockholder may vote “FOR” or “AGAINST” the amendment or “ABSTAIN” from voting on the proposal. Approval of the amendment does not require a stockholder vote; however, because our Board has determined to submit this amendment to ratification by our stockholders, approval requires the affirmative vote of at least 66 2/3% of the voting power of the outstanding shares of common stock entitled to vote in the election of directors. As to Proposal 2, proxies marked “ABSTAIN” will have the effect of a vote “AGAINST” Proposal 2.

With respect to Proposal 3 (ratification of BDO USA, LLP as our independent registered public accounting firm), a stockholder may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

With respect to Proposal 4 (advisory approval of the compensation of our named executive officers), a stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

With respect to Proposal 5 (advisory approval of the frequency of the stockholder vote to approve the compensation of our named executive officers), a stockholder may vote “FOR” either the option of every year, every two years or every three years or “ABSTAIN” from voting on the proposal. The choice of frequency that receives the highest number of “FOR” votes properly cast by the holders of shares of our common stock will be considered the advisory vote of the stockholders. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal.

What are the Board’s voting recommendations?

The Board unanimously recommends a vote “FOR”:

1.	election of each of the six director nominees named in this Proxy Statement to the Board of Directors, each to serve for a term as described in the Proxy Statement;

2.	approval of the amendment and restatement to the Certificate of Incorporation to change our corporate name from 1347 Property Insurance Holdings, Inc. to FG Financial Group, Inc.;

3.	ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

4.	approval, on an advisory, non-binding basis, of the compensation of our named executive officers;

5.	the option of every year as the frequency to have an advisory vote on the compensation of our named executive officers.

As of the date of this Proxy Statement, it is expected that Fundamental Global Investors, LLC (“FGI”) and its affiliates, including Ballantyne Strong, Inc. (“BTN”) and certain of our directors, will vote “FOR” approval of Proposals 1, 2, 3, 4 and 5. FGI, through its affiliates, is the beneficial owner of 3,045,593 shares of common stock as of the Record Date, which includes 1,038,409 shares owned by BTN and represents approximately 61.4% of the Company’s outstanding shares of common stock. In addition, CWA Asset Management Group, LLC, of which 50% is owned by FGI, holds 52,025 shares of common stock for the accounts of individual investors (excluding shares held in accounts for Messrs. Cerminara and Johnson), which represents approximately 1.0% of the Company’s outstanding shares of common stock. D. Kyle Cerminara, Chairman of our Board, serves as Chief Executive Officer, Co-Founder and Partner of FGI, and Chairman of the board of directors of BTN. Lewis M. Johnson, Co-Chairman of our Board, serves as President, Co-Founder and Partner of FGI, and as a Co-Chairman of the board of directors of BTN.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

4

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight directors. Prior to the 2019 annual meeting, our directors were divided into three classes, with each class being elected to a three-year term. At each annual meeting, only one class of directors stood for election. At the 2019 annual meeting, the Company’s stockholders approved an amendment to our Certificate of Incorporation and Third Amended and Restated By-Laws (the “By-laws”) which declassified the Board of Directors and provides for directors to be elected annually, beginning with those directors who stood for election at the 2019 annual meeting.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated D. Kyle Cerminara, Rita Hayes, Lewis M. Johnson, Larry G. Swets, Jr., Dennis A. Wong, and Scott D. Wollney to stand for election at the Annual Meeting, with each director holding office for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation or removal. Prior to the declassification of our Board of Directors, both Marsha G. King and E. Gray Payne were classified as Class I directors, serving a three-year term expiring in 2021. As such, both directors will continue to serve on our Board until the 2021 annual meeting, at which point, if nominated by the Board, they will stand for election for a one-year term along with the other six director nominees of the Board.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF D. KYLE CERMINARA, RITA HAYES, LEWIS M. JOHNSON, LARRY G. SWETS, JR., DENNIS A. WONG, AND SCOTT D. WOLLNEY AS DIRECTORS.

Director Nominees Standing for Election:

D. Kyle Cerminara, age 43, was appointed to our Board of Directors on December 27, 2016 and became Chairman of our Board of Directors on May 11, 2018. Mr. Cerminara has been President of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company (“SPAC”) since July 2020. Mr. Cerminara is the Chairman of the Board of Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. Mr. Cerminara assumed responsibilities as Chairman of the Board of Ballantyne Strong in May 2015 and was Chief Executive Officer from November 2015 to April 2020. Since April 2012, Mr. Cerminara has also served as the Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income funds and strategies, and is the largest stockholder of the Company. In addition, Mr. Cerminara is Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office, which position he has held since December 2012. Mr. Cerminara is a member of the board of directors of a number of publicly-held companies focused in the insurance, technology and communication sectors, including Ballantyne Strong, Inc. (NYSE American: BTN), since February 2015; BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since July 2015; Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2016; and FG New America Acquisition Corporation, since July 2020. He was appointed Chairman of BK Technologies, Inc. (now BK Technologies Corporation) in March 2017 and Chairman of Itasca Capital, Ltd. in June 2018. He also served on the Boards of Directors of Limbach Holdings, Inc. (Nasdaq: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; blueharbor bank from 2013 to January 2020; Iteris, Inc. (Nasdaq: ITI), a publicly traded, applied informatics company, from August 2016 to November 2017, and Magnetek, Inc., a publicly traded manufacturer, in 2015. He also serves on the board of directors of Firefly Systems, Inc., a privately held company. He previously served as a Trustee of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 until October 2019. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001. Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. degree in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation. We believe Mr. Cerminara is qualified to serve on our Board as he contributes his perspective as one of the Company’s largest stockholders. He also offers to the Board valuable insights obtained through his management and operational experience and extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

5

Rita Hayes, age 77, was appointed to our Board of Directors on January 11, 2019. Ms. Hayes has been Chair of Hayes International Advisors, LLC since 2013, where she counsels industry and institutional leaders on a range of economic, political and regulatory matters. She served as an expert for the International Chamber of Commerce’s World Business Summit in 2008. Ms. Hayes served as Deputy U.S. Trade Representative and Ambassador to the World Trade Organization (WTO), a post to which she was nominated by President Bill Clinton and unanimously confirmed by the U.S. Senate, from November 1997 through August 2001, during which time she served as Acting U.S. Trade Representative from January through March 2001. From 2001 through December 2006, she held the position of Deputy Director General of the World Intellectual Property Organization (WIPO) to which she was approved by the 184 Member States. At the conclusion of her appointment at WIPO, she served as Senior Advisor in Hogan & Hartson LLP’s Geneva, Switzerland office. Confirmed by the U.S. Senate in 1996, Ms. Hayes served from 1996 to 1997 as U.S. Chief Textile Negotiator in the Office of the U.S. Trade Representative (USTR) in Washington, D.C. From 1983 to 1992, Ms. Hayes served as Chief of Staff for two members of the U.S. Congress. Ms. Hayes received a Bachelor of Arts from the University of Georgia, an honorary degree as Doctor of Humane Letters from the College of Charleston and an honorary degree as Doctorate of Outstanding Public Service from the University of South Carolina. We believe Ms. Hayes’ extensive record of public and private service uniquely qualifies her to serve on our Board of Directors.

Lewis M. Johnson, age 52, was appointed to our Board of Directors on April 3, 2017, and became Co-Chairman of our Board of Directors on May 31, 2018. Since April 2012, Mr. Johnson has served as President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income funds and strategies, and is the largest stockholder of the Company. In addition, since December 2012, Mr. Johnson has served as Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office. Prior to co-founding Fundamental Global Investors, LLC, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010 Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy. Previously Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, he was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. He interned as an Analyst at Capital Research and Management during the summer of 1999 and worked as a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a M.A. in Political Science and a B.A. in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. Mr. Johnson is a member of the board of directors of a number of publicly-held companies, including Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since May 2016; BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since May 2016; and Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2018. Mr. Johnson was also appointed Co-Chairman of BK Technologies, Inc. (now BK Technologies Corporation) in June 2018 and Co-Chairman of Ballantyne Strong, Inc. in April 2019. We believe Mr. Johnson’s extensive experience in the financial industry, including asset investment, capital allocation, finance and financial analysis of public companies, qualify him to serve on our Board of Directors. We believe Mr. Johnson brings to the Board the perspective of one of the Company’s largest stockholders.

6

Larry G. Swets, Jr., age 45, has served as a member of our Board of Directors since November 21, 2013 and served as our Chairman from March 5, 2017 to May 11, 2018. Since June 17, 2020, Mr. Swets has also served as our interim Chief Executive Officer through a consulting agreement with Itasca Financial LLC. Mr. Swets serves as Managing Member of Itasca Financial LLC, an advisory and investment firm, and as President of Itasca Golf Managers, Inc., a management services and advisory firm focused on the real estate and hospitality industries. In August 2020, he began to serve as director and Chief Executive Officer of FG New America Acquisition Corp., a special purpose acquisition company. Previously, he served as Chief Executive Officer of Kingsway Financial Services Inc. (TSX: KFS, NYSE: KFS) a holding company which operates primarily in the extended warranty, asset management and real estate industries, from July 2010 to September 2018, including as its President from July 2010 until March 2017, and as Executive Vice President of Corporate Development from January 2010 to July 2010. Prior to founding Itasca Financial LLC in 2006, Mr. Swets serviced as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Lumbermens Mutual Casualty Company, formerly known as Kemper Insurance from June 1997 to May 2005. At Kemper Insurance, he also evaluated business units, executed corporate transactions and divestitures, and developed financial projections and analysis for the company during its runoff stage. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets is a member of the Board of Directors of Insurance Income Strategies Ltd., Harbor Custom Development, Inc. (Nasdaq: HCDI), Alexian Brothers Foundation, Unbounded Media Corporation, and Limbach Holdings, Inc. (Nasdaq: LMB), as well as a director and Chief Executive Officer of Itasca Capital Ltd. (TSXV: ICL). Previously, he served as a member of the Board of Directors of Kingsway Financial Services Inc. (TSX: KFS, NYSE: KFS), from September 2013 to December 2018, Atlas Financial Holdings, Inc. (Nasdaq: AFH), from December 2010 to January 2018, FMG Acquisition Corp (Nasdaq: FMGQ) from May 2007 to September 2008, United Insurance Holdings Corp. (Nasdaq: UIHC), from 2008 to March 2012, and Risk Enterprise Management Ltd. from November 2007 to May 2012. Mr. Swets obtained a bachelor’s degree from Valparaiso University in 1997 and a master’s degree in finance from DePaul University in 1999. He is currently a member of the Young Presidents’ Organization. He also holds the Chartered Financial Analyst designation. We believe Mr. Swets’ qualifications to serve on our Board of Directors include his more than twelve years of executive management and leadership experience in the insurance industry.

Dennis A. Wong, age 51, has served as a member of our Board of Directors since August 2015. Since 2005, Mr. Wong has served as the owner of and a consultant with Insurance Resolution Group, a consulting firm focused on providing strategic advisory and financial consulting to domestic and international companies with insurance or insurance related operations. From 1997 to 2005, Mr. Wong worked in a variety of corporate roles with Kemper Insurance Companies, a leading national insurance provider, including as Chief Financial Officer of its international operations. From 1991 to 1997, Mr. Wong worked as a public accountant with KPMG LLP, where he specialized in accounting and operational advisory services for the insurance industry. Mr. Wong obtained a Bachelor of Arts degree in Economics with an Accountancy Cognate from the University of Illinois. Mr. Wong is a Certified Public Accountant. We believe Mr. Wong’s qualifications to serve on our Board of Directors include his insurance industry experience, as well as his experience as an auditor for various insurance companies.

Scott D. Wollney, age 51, was appointed to our Board of Directors on March 30, 2015. Since December 2010, Mr. Wollney has served as the President, Chief Executive Officer and Director of Atlas Financial Holdings, Inc. (“Atlas”) (OTC: AFHIF), a specialty commercial automobile insurance business, which became subject to a liquidation order in the State of Illinois in August 2020 as previously disclosed by Atlas. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America Inc. (KAI), a property and casualty holding company and subsidiary of Kingsway Financial Services Inc. From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. Mr. Wollney co-founded Avalon Risk Management, Inc., an insurance broker, in 1998 and served as its President from 2002 to 2008. Mr. Wollney has more than 26 years of experience in property and casualty insurance. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies as well as brokerage operations. Mr. Wollney is a MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines which are critical to the insurance business.

Continuing Directors Serving a Term Expiring in 2021:

Marsha G. King, age 53, was appointed to our Board of Directors on January 11, 2019. Ms. King has served as President of SkillPoint Consulting, Inc., where she consults with executives to improve their overall business and leadership performance, since January 2007. She has also taught as an adjunct professor at Northwestern University, The George Washington University, The Pennsylvania State University, Johns Hopkins University and Georgetown University since 1998 and is currently a faculty member at the University at Buffalo, serving as Director of their Leadership Coaching Program since August 2020. Prior to joining SkillPoint Consulting, Ms. King worked at Capital One Financial Corporation from September 1999 to January 2007, where she served as director of leadership acceleration before being promoted to Managing Vice President, Human Resources in October 2002. Prior to that, Ms. King served as an executive coach at Development Dimensions International, Inc., a global human resource consulting firm, from August 1998 to September 1999. Ms. King received a Bachelor of Science in Business Administration from The Ohio State University and a Master of Education in Instructional Systems Design/Multimedia and Ph.D. in Organizational Development from The Pennsylvania State University. We believe Ms. King’s talent development experience and educational background qualify her to serve on our Board of Directors.

7

E. Gray Payne, age 72, was elected to our Board of Directors on May 31, 2018. He served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013). TCG is a federal consulting firm working with the Department of Defense, the Department of Homeland Security, the National Oceanic and Atmospheric Administration, and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. His three commands as a General Officer included the Marine Corps Mobilization Command, the Marine Corps Logistics Command, and the 4th Marine Logistics Group. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the Board of Directors of BK Technologies Corporation (NYSE American: BKTI), a publicly traded manufacturer which recently reorganized into a holding company structure, since January 2017. He is a prior chairman of the Board of the Marine Corps Association and Foundation and currently serves as a Director on the Boards of VetCV (since December 2017) and the National Wildlife Refuge Association (since June 2018). He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. A member of the National Association of Corporate Directors, he has also earned the Professional Director designation from the American College of Corporate Directors. We believe General Payne’s 40 years of service in the Marine Corps, as well as over 25 years of experience in the private sector in the areas of financial management, operational improvement and strategic planning, qualify him to serve on our Board of Directors.

CORPORATE GOVERNANCE

Board Diversity

We recognize the value of diversity at the Board level and believe that our Board currently comprises an appropriate mix of background, diversity and expertise. In particular, we currently have two female directors and our directors, overall, have significant experience in a variety of industries and sectors, including, among others, the insurance industry, the financial industry, military operations and political and diplomatic operations. Although we have no formal separate written policy, our Nominating and Corporate Governance Committee is required under its charter to recommend nominees that ensure sufficient diversity of backgrounds on our Board. We believe that the diversity of our directors enriches our Board by encouraging fresh perspectives and bringing new and valuable insights to the Board.

Board Meetings

During the year ended December 31, 2019, the Board of Directors held 9 formal meetings. In 2019, no director attended fewer than 75% of (i) the total number of meetings held by the Board of Directors during the period for which he or she was a director; and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period that the director served). Independent members of our Board of Directors also meet in executive session without management present.

“Controlled Company” Status

As discussed under “Security Ownership of Certain Beneficial Owners and Management,” FGI and affiliated entities beneficially owned 61.4% of our common stock as of the Record Date. As a result, we are a “controlled company,” or a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company, under Nasdaq Stock Market (“Nasdaq”) rules. “Controlled companies” may elect not to comply with certain Nasdaq corporate governance requirements, including regarding independence of their directors and board committees. Currently, we have not elected to take advantage of these exemptions and are subject to the same governance standards as companies that are not “controlled companies.”

Director Independence

The Board has determined that five of its members are “independent directors” as defined under the applicable rules of the Nasdaq and the Securities and Exchange Commission (the “SEC”). The five independent directors currently serving on the Board are Rita Hayes, Marsha G. King, E. Gray Payne, Scott D. Wollney and Dennis A. Wong. In making its determination of independence, the Board of Directors considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors.

8

Board Leadership Structure

Mssrs. Cerminara and Johnson have served as Chairman and Co-Chairman, respectively, of the Board of Directors since May 2018. On December 2, 2019, the Company’s then-serving Chief Executive Officer, Douglas N. Raucy, resigned from the Company in connection with the sale of our three insurance subsidiaries to FedNat Holding Company (“FedNat”) and entered into an employment agreement with FedNat. On March 23, 2020, the Board designated Mr. Cerminara as the “principal executive officer” of the Company for purposes of the Securities Exchange Act of 1934, as amended. This designation did not involve a change in Mr. Cerminara’s title or duties. Effective June 17, 2020, the Company’s Board appointed Mr. Swets, a current director of the Board, as the Company’s Interim Chief Executive Officer, which role he currently holds as the Company searches for a permanent replacement for Mr. Raucy. Mr. Swets replaced D. Kyle Cerminara as the Company’s principal executive officer, with Mr. Cerminara continuing to serve as the Chairman of the Board of the Company.

The Chairman of the Board or, if the Chairman is unable to do so, the Co-Chairman of the Board, typically presides at all meetings of the Board. The Chairman’s and Co-Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board of Directors has not established a policy on whether the same person should serve as both the principal executive officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Cerminara has been closely involved in developing the Company’s business strategy following the FedNat transaction and has extensive management experience, including having served as Chairman of the Board since May 2018. The Board believes that these qualities uniquely qualify Mr. Cerminara to lead and facilitate informed Board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also providing oversight of the Chief Executive Officer. Meanwhile, as Interim Chief Executive Officer, Mr. Swets is responsible for setting the Company’s direction and managing its day-to-day leadership and performance.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of eight directors, five of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman and Co-Chairman are appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman and Co-Chairman each year.

Risk Oversight

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board as disclosed in the descriptions of each of the committees herein and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. In addition, in connection with the recent COVID-19 coronavirus outbreak, the Board and management have recently focused on our efforts to mitigate financial and human capital management risk exposures associated with the outbreak. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures. The Compensation and Management Resources Committee assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. In addition, General Payne, as the chair of the Nominating and Corporate Governance Committee, takes an active role in corporate governance matters. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

9

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

Hedging and Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging transactions involving Company securities or equity securities of any subsidiaries of the Company, holding Company securities in a margin account or pledging Company securities as collateral.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

There is no formal policy as to Director attendance at annual stockholders’ meetings. Ambassador Rita Hayes, as well as Messrs. Johnson, Swets, Wollney and Wong, attended the 2019 Annual Stockholders’ Meeting held on December 17, 2019.

Code of Ethics

We have adopted a code of ethics applicable to all officers, employees and directors of the Company, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our code of ethics has been posted on our corporate website: www.1347pih.com under the heading “Governance Documents.” Any amendment to, or waiver from, a provision of the code of ethics will be promptly disclosed on our website as required by the laws, rules and regulations of the SEC or Nasdaq.

On October 22, 2020, our Board of Directors amended the Code of Ethics (the “Code”) to clarify provisions relating to the disclosure of any waivers or amendments to the Code and to the internal reporting of conflicts of interest, as well as to specify that the Board may take action to waive the Company’s interest or expectancy in corporate opportunities, as provided for in a Board action adopted pursuant to Section 122(17) of the Delaware General Corporation Law (the “DGCL”). In accordance with this amendment and Section 122(17) of the DGCL, on October 22, 2020, the Board also resolved to waive the Company’s interest or expectancy in specified business opportunities set forth in the Board action, in each case if they are presented to Mr. Swets, Mr. Cerminara or Mr. Johnson. The board action specified, however, that the waiver does not apply to any opportunity if it is expressly offered to any such person in their capacity as an officer or director of the Company and the opportunity relates to a line of business in which the Company or any of its subsidiaries are directly engaged.

Board Committees and Committee Member Independence

Our Board of Directors has an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of the date of this Proxy Statement is outlined in the table and footnotes below. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation and Management Resources Committee(1)	Nominating and Corporate Governance Committee(2)
Dennis A. Wong	C
E. Gray Payne	X	C	C
Marsha G. King		X
Rita Hayes			X
Scott D. Wollney	X	X	X

C	–	Indicates committee chair.
1	–	Ms. King was appointed to the Compensation and Management Resources Committee effective January 11, 2019, in connection with her appointment to the Board of Directors on the same date.
2	–	Ms. Hayes was appointed to the Nominating and Corporate Governance Committee effective January 11, 2019, in connection with her appointment to the Board of Directors on the same date.

The following is a summary of the respective responsibilities of the Audit Committee, Compensation and Management Resources Committee and the Nominating and Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.1347pih.com under the heading “Governance Documents.”

10

Audit Committee. The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

●	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

●	Provide oversight of the qualifications, independence and performance of the Company’s external auditors and the appointed actuary.

●	Provide an avenue of communication among the external auditors, the appointed actuary, management and the Board.

●	Review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and respond to data breaches.

Audit committee members must meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. The Board of Directors has determined that Mr. Wong is the “audit committee financial expert” as that term is defined in SEC regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under Rule 10A-3 under the Exchange Act and the Nasdaq rules. The Audit Committee held six meetings during the year ended December 31, 2019.

Compensation and Management Resources Committee. The primary purpose of the Compensation and Management Resources Committee, (the “Compensation Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee’s primary duties and responsibilities are to:

●	Develop guidelines for and determine the compensation and performance of the executive officers of the Company (in the case of the Chief Executive Officer’s compensation, without the Chief Executive Officer being present).

●	Recommend to the Board incentive and equity-based plans and administer such plans, oversee compliance with the requirements under the Nasdaq listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions under such standards), and approve grants of equity and equity-based awards.

●	Review any recommendations from the Chief Executive Officer with respect to compensation for the other executive officers, including benefits and perquisites, incentive compensation plans and equity-based plans for recommendation to the Board.

●	Oversee risks relating to the Company’s compensation policies, practices and procedures.

●	Review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the SEC, each in accordance with applicable rules and regulations of the SEC and other authority.

11

●	Evaluate the results of the stockholder advisory vote on executive compensation when held.

●	Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged.

The Compensation Committee receives input and recommendations from the Company’s executive officers (except with respect to such executive officer’s own compensation), but is not bound by such recommendations. These are generally based on each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his understanding of the competitive market for such executives. Neither the Compensation Committee nor management engaged a compensation consultant for compensation related to the fiscal year ended December 31, 2019. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules, and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee held five meetings during the year ended December 31, 2019.

Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee, (the “Nominating Committee”), is to:

●	Identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors.

●	Select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board.

●	Develop and recommend to the Board a set of corporate governance principles applicable to the Company, as the Committee deems appropriate.

●	Oversee the annual performance evaluation of the Board and its committees and management.

●	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board.

Each Nominating Committee member is independent under the Nasdaq rules. The Nominating Committee held two meetings during the year ended December 31, 2019.

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees and may also seek referrals from other members of the Board, management, stockholders and other sources. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Nominating Committee recommends the candidate for consideration by the full Board.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Corporate Secretary of the Company and providing the information concerning the nominee and his or her proponent(s) as required by the Company’s By-Laws. The By-Laws set forth further requirements for stockholders wishing to nominate director candidates for consideration at a stockholders’ meeting including, among other things, that a stockholder must give timely written notice of such a nomination to the Corporate Secretary of the Company. See “Stockholder Proposals for Presentation at the 2021 Annual Meeting” in this Proxy Statement for more information. Candidates recommended by stockholders will be given the same consideration as all other candidates.

The Board also has a Reinsurance and Risk Committee, an Investment Committee and a Legal Committee made up of members of its Board.

12

Stockholder Communications with the Board

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to 1347 Property Insurance Holdings, Inc., Attn: Corporate Secretary, 970 Lake Carillon Dr., Suite 318, St. Petersburg, FL 33716. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairman of our Audit Committee.

DIRECTOR COMPENSATION

Under our director compensation program, we provide compensation to our non-employee directors. Directors who are employees of the Company do not receive compensation for their service as directors. The current director compensation program was adopted on August 22, 2018 (effective as of September 1, 2018) to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company. The terms of the program are as follows:

●	Each non-employee director receives an annual cash retainer of $50,000, paid in quarterly installments;

●	Both the Chairman and Co-Chairman of the Board receive an additional annual cash retainer of $75,000 each, paid in quarterly installments;

●	The Chairman of the Audit Committee receives an additional cash retainer of $15,000, paid in quarterly installments;

●	The Chairman of the Compensation Committee as well as the Chairman of the Nominating and Corporate Governance Committee each receive an additional cash retainer of $5,000, paid in quarterly installments;

●	The Chairman of the Reinsurance Committee receives an additional cash retainer of $75,000, paid in quarterly installments;

●	Each of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees (excluding the Chairman of each of those committees), receive an additional cash retainer of $2,000, paid in quarterly installments;

●	Each non-employee director receives an annual grant of restricted stock units (“RSUs”) with a value of $40,000; and

●	Each non-employee director will receive reimbursement of reasonable out-of-pocket expenses for attending board and committee meetings.

RSUs granted to our directors vest in five equal annual installments, beginning with the first anniversary of the grant date, provided that, if the director makes him or herself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

The Company’s 2018 Equity Incentive Plan (the “2018 Plan”) provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2019. Mr. Raucy, who served as a director until December 2, 2019, did not receive any compensation for his service as a director during 2019 as he concurrently served as President and Chief Executive Officer of the Company. For more information, see “Compensation of Executive Officers—Summary Compensation Table.” Ms. Hayes’ and Ms. King’s compensation for 2019 reflects their pro-rata share of the annual compensation awarded to our directors as they were appointed to our Board on January 11, 2019.

13

Non-Employee Director	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Total ($)
D. Kyle Cerminara	125,000	40,000	165,000
Lewis M. Johnson	125,000	40,000	165,000
Rita Hayes(1)	50,556	66,661	117,217
Marsha King(1)	50,556	66,661	117,217
E. Gray Payne	62,000	40,000	102,000
Larry G. Swets, Jr.(2)	106,250	40,000	146,250
Scott D. Wollney	56,000	40,000	96,000
Dennis A. Wong	65,000	40,000	105,000

1.	Mses. Hayes and King were appointed to our Board on January 11, 2019. Cash fees represent their pro-rata share of the annual cash retainer of $50,000 payable to each non-employee director as well as a pro-rata share of $2,000 payable to Ms. Hayes for her service on the Nominating and Corporate Governance Committee and $2,000 payable to Ms. King for her service on the Compensation Committee. Stock awards are comprised of a grant of 5,397 RSUs issued to each of Mses. Hayes and King on January 11, 2019, representing their pro-rata share of the annual grant of RSUs with a value of $40,000 covering the period beginning August 2018 and ending August 2019, as well as a grant 7,722 RSUs issued to each of Mses. Hayes and King on August 13, 2019 covering the period beginning August 2019 and ending August 2020.

2.	Mr. Swets was appointed as chairman of the Reinsurance and Risk Committee on May 14, 2019. His cash fees include his pro-rata share of the $75,000 annual retainer paid to the chairman of the committee, in addition to the $50,000 annual cash retainer payable to each non-employee director.

3.	In addition to their compensation, directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at Board or committee meetings, or for other travel on behalf of the Company. These expenses have not been included in this table.

4.	Stock awards represent the aggregate grant date fair value of 7,722 RSUs granted to each non-employee director on August 13, 2019 as well as the aggregate grant date fair value of 5,397 RSUs granted to each of Mses. Hayes and King on January 11, 2019. The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For additional information relating to the assumptions made in valuing and expensing these awards, please see Note 2 – Significant Accounting Policies and Note 7 – Equity Incentive Plans in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The RSUs were valued using the closing price of the Company’s common shares on the Nasdaq on each grant date. The RSUs vest in five equal annual installments, beginning one year from the date of grant, provided that, if the director makes themselves available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

The aggregate number of stock awards and option awards outstanding for each director as of December 31, 2019 were as follows:

●	Mr. Cerminara – 16,294 RSUs
●	Mr. Johnson – 16,294 RSUs
●	Ms. Hayes – 13,119 RSUs
●	Ms. King – 13,119 RSUs
●	General Payne – 12,294 RSUs
●	Mr. Swets – 16,294 RSUs
●	Mr. Wollney – 12,294 RSUs
●	Mr. Wong – 16,294 RSUs

2019 Appointment of New Directors and Grants of Restricted Stock Units

On January 11, 2019, the Board appointed Mses. Hayes and King as directors, effective immediately. Pursuant to the director compensation program, Ms. Hayes and Ms. King were each granted 5,397 RSUs with a value of $26,661 on January 11, 2019. The RSUs vest in five equal annual installments, subject to the director’s continued service on the board, beginning with the first anniversary of the grant date.

On August 13, 2019, the Compensation Committee granted 7,722 RSUs with a value of $40,000 to each of the Company’s eight non-employee directors, representing the annual grant of RSUs for the 2019 fiscal year under the director compensation program. The RSUs vest in five equal annual installments, subject to the director’s continued service on the Board, beginning with the first anniversary of the grant date.

14

The award agreements for each of the RSU grants made during 2019 discussed above also provide that if a director makes herself or himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

Appointment of Mr. Swets as Interim Chief Executive Officer

Effective June 17, 2020, the Company’s Board appointed Mr. Swets, a current director of the Board, as the Company’s Interim Chief Executive Officer. Mr. Swets replaced Mr. Cerminara as the Company’s principal executive officer. Mr. Cerminara continues to serve as the Chairman of the Board of the Company.

On June 18, 2020, the Company entered into a consulting agreement (the “Consulting Agreement”) by and between the Company and Itasca Financial LLC (“Itasca Financial”), an advisory and investment firm founded by Mr. Swets in 2005, with it being agreed that Mr. Swets would be providing the services described on behalf of Itasca Financial. The Consulting Agreement provides that Mr. Swets act as the Company’s Interim Chief Executive Officer. As Interim Chief Executive Officer, Mr. Swets is performing services and duties as required by the Board, to whom he reports.

In consideration for the services, the Company has paid, subject to the monetary limitations or thresholds set forth in applicable award or plan agreements, Itasca Financial $46,000 per month during the term of the Consulting Agreement, which will terminate on the earlier of (i) the Company’s hiring of a new Chief Executive  Officer or (ii) the six-month anniversary of the commencement date. Mr. Swets will forgo the compensation of board fees while serving as consultant, with the Company to resume board and committee fees immediately after the end of the term of the Consulting Agreement or upon earlier termination. Mr. Swets will remain a director of the Company if he is continued to be elected by its stockholders.

The Consulting Agreement contains a customary confidentiality provision and a six-month post-termination of the Agreement restriction against both soliciting employees and independent contractors of the Company and inducing them to terminate their relationship with the Company.

15

PROPOSAL 2 — TO APPROVE AN AMENDMENT AND RESTATEMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME FROM 1347 PROPERTY INSURANCE HOLDINGS, INC. TO FG FINANCIAL GROUP, INC.

General

Our Board has approved, and has submitted to our stockholders for approval, the amendment and restatement of our Certificate of Incorporation to change our corporate name from 1347 Property Insurance Holdings, Inc. to FG Financial Group, Inc. We refer to this proposal as the “Name Change Proposal.” The Board recommends that stockholders vote in favor of the Name Change Proposal.

Reasons for the Proposed Name Change

As previously disclosed, going forward the Company intends to operate as a diversified holding company of reinsurance and investment management businesses. The board believes that changing our corporate name to FG Financial Group, Inc. better aligns with our future business plans. For example, the Company, to be renamed FG Financial Group, Inc. (“FG”) plans to carry out its business through three primary avenues: insurance, asset management, and real estate. The Company also intends to change the ticker symbols for its Nasdaq-listed common stock and 8.00% Cumulative Preferred Stock, Series A (“Series A Preferred Stock”), and has reserved with Nasdaq the ticker symbols “FGF” and “FGFPP,” respectively.

Insurance:

The Company has formed a wholly-owned reinsurance subsidiary, Fundamental Global Reinsurance Ltd. (“FGRe”), a Cayman Islands limited liability company, to provide specialty property and casualty reinsurance. FGRe has been granted a Class B (iii) insurer license in accordance with the terms of The Insurance Law, 2010 and underlying regulations thereto and is subject to regulation by the Cayman Islands Monetary Authority (the “Authority”). FGRe intends to write fully collateralized reinsurance agreements in the near term.

Asset Management:

The Company has formed a wholly owned subsidiary, Fundamental Global Advisors, LLC, to serve as an investment advisor to FedNat under the investment advisory agreement entered into on December 2, 2019. In addition, the Company has formed Fundamental Global Asset Management, LLC, a joint venture with FGI, which has sponsored, and intends to continue to sponsor investment advisors that will manage private funds ranging the full spectrum of alternative equities, fixed income, private equity and real estate. FGFC will seek to benefit from the growth of the assets under management of the investment advisors it sponsors and the performance of the funds they manage. For more information on the joint venture, see the section entitled “Transactions with Related Persons” in this Proxy Statement.

Real Estate:

FG has purchased, and plans to continue to purchase controlling interests in income producing real estate assets. FG will seek to benefit from underlying rental income on long-term leases with high quality tenants as well as the capital appreciation from the underlying real estate assets.

Relationship with FGI

FGI, a registered investment advisor, is, together with its affiliates, the Company’s largest stockholder. Funds managed by FGI directly hold shares of our common stock and Series A Preferred Stock. Mr. Cerminara, Chairman of our Board, is Chief Executive Officer, Co-Founder and Partner of FGI, and Mr. Johnson, Co-Chairman of our Board, is President, Co-Founder and Partner of FGI. For information about transactions between the Company and FGI, see the section entitled “Transactions with Related Persons” in this Proxy Statement.

16

Implementation of Proposed Name Change

By approving the Name Change Proposal, our stockholders will authorize the Board to amend and restate the Certificate of Incorporation to effectuate the name change and to change all references in the Certificate of Incorporation from “Third Amended and Restated Certificate of Incorporation” to “Fourth Amended and Restated Certificate of Incorporation.” In particular, Article I of the Fourth Amended and Restated Certificate of Incorporation will read as follows:

“ARTICLE I. The name of the Corporation is FG Financial Group, Inc.”

The board will also incorporate into the Fourth Amended and Restated Certificate of Incorporation the provisions of the Certificate of Incorporation that were amended by the Certificate of Amendment, effective December 17, 2019 following the receipt of stockholder approval.

If approved by our stockholders, the proposed amendment and restatement, including the corporate name change, will become effective when the Fourth Amended and Restated Certificate of Incorporation is filed with and accepted by the Secretary of State of the State of Delaware. The corporate name change will not affect our corporate structure or any of our operations or businesses.

Our common stock and Series A Preferred Stock currently trade on Nasdaq under the symbols “PIH” and “PIHPP,” respectively. If the Name Change Proposal is approved and the corporate name change becomes effective, we will continue to be listed on Nasdaq. We expect that our common stock and Series A Preferred Stock will begin trading under the new Nasdaq symbols “FGF” and “FGFPP,” respectively, at or around the time we effect our name change.

We have also entered into a Trademark License Agreement with FGI pursuant to which FGI has granted us a non-exclusive, non-assignable, non-transferable, royalty-free and fully paid license to use, display and advertise the name “Fundamental Global” in the United States on the terms and subject to the conditions set forth in the agreement.

The above summary of the Fourth Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text thereof, which is attached as Appendix A to this proxy statement (additions are underlined and deletions are struck through).

Potential Effects of the Proposed Name Change

If the corporate name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The new corporate name will not affect the validity or transferability of any currently outstanding stock certificates, nor will it be necessary for stockholders with certificated shares to surrender any stock certificates they currently hold as a result of the name change. After the name change, all new stock certificates issued by the Company and all uncertificated shares held in direct registration accounts, including uncertificated common and preferred shares currently held in direct registration accounts, will bear the name FG Financial Group, Inc.

Upon the effectiveness of the corporate name change, the Board intends to approve an amendment to the Company’s By-Laws to change all references to “1347 Property Insurance Holdings, Inc.” in the By-Laws to “FG Financial Group, Inc.”

In connection with the corporate name change, the Company has also provided notice to 1347 Advisors LLC that, subject to the approval of the Name Change Proposal by the Company’s stockholders, the Company intends to terminate the Trademark License Agreement, effective as of February 28, 2014, pursuant to which the Company licenses the trade name “1347” from 1347 Advisors LLC.

Stockholder approval of the amendment and restatement of our Certificate of Incorporation to change our corporate name is not required by our Certificate of Incorporation, By-laws or Delaware law. However, our Board of Directors is submitting the Name Change Proposal to the stockholders for ratification as a matter of good corporate governance. If the Name Change Proposal is not approved by stockholders, our Board of Directors, in its discretion, may take action to effect the name change in our Certificate of Incorporation and throughout other corporate documents if the Board feels that such a change would be in the best interests of the Company and its stockholders.

Notwithstanding approval of the Name Change Proposal by the stockholders, the Board reserves the right to, without further vote by our stockholders, abandon the proposed corporate name change at any time and not file the Fourth Amended and Restated Certificate of Incorporation if the Board concludes that such action would be in the best interest of the Company or our stockholders.

17

Applicable Vote

Approval of the Name Change Proposal requires the affirmative vote of at least 66 2/3% of the voting power of the outstanding shares of common stock entitled to vote in the election of directors. A stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” will have the same effect as a vote “AGAINST” the approval of the Name Change Proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on the Name Change Proposal as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this Proposal 2.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE NAME CHANGE PROPOSAL.

18

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2020

At the Annual Meeting, stockholders will be asked to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2020. The Audit Committee of our Board of Directors has appointed BDO as our independent registered public accounting firm for the year ending December 31, 2020. BDO also served as our independent registered public accounting firm for the year ended December 31, 2019, and has served as our independent registered public accounting firm since 2012. If stockholders do not ratify the appointment of BDO, our Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2020, but will not be required to do so.

Stockholder ratification of the appointment of BDO is not required by our Certificate of Incorporation or our By-Laws. However, our Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2020 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives of BDO will not be present at the Annual Meeting.

In considering the reappointment of BDO as our independent registered public accounting firm, the Audit Committee considered BDO’s qualifications, experience, independence, tenure as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the continued retention of BDO as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 3 as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

Principal Accountant Fees and Services

The consolidated financial statements for the years ended December 31, 2019 and 2018 have been audited by BDO, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by BDO. Fees for all services provided by BDO were pre-approved by the Audit Committee. The following table shows the fees that we incurred for professional services rendered by BDO for 2019 and 2018.

	Year ended December 31,
	2019	2018
Audit fees(1)	$176,330	$209,273
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$176,330	$209,273

1.	Includes professional fees billed for the audits of our financial statements, the review of interim condensed financial statements, as well as other professional services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

19

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, BDO, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2019 with management.

2.	The Audit Committee has discussed with BDO, the Company’s independent auditors for the year ended December 31, 2019, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Dennis A. Wong, Chairman

General E. Gray Payne

Scott D. Wollney

20

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our executive officers who are not directors. Biographical information regarding Mr. Swets, our Interim Chief Executive Officer and a current director of the Board, can be found in Proposal 1.

John S. Hill, CPA, age 63, has served as our Executive Vice President since December 2019, Chief Financial Officer since July 2013 and was also appointed as Secretary in March 2015. Prior to becoming Executive Vice President, he served as our Vice President since July 2013. Prior to joining our company, Mr. Hill served as an Accounting Manager at AmeriLife Group, LLC, a company involved in the distribution of annuity, life and health insurance products, from June 2013 to July 2013 and as the founder and owner of his consulting business, Hill Consulting Services LLC from July 2009 to June 2013. From June 2010 to September 2011, Mr. Hill served as the Chief Financial Officer of Prepared Insurance Company and prior to that, he served as the Chief Financial Officer, Controller and Treasurer of Travelers of Florida from May 1998 to June 2009. Mr. Hill also served as the Chief Financial Officer of Carolina Casualty Insurance Company from 1989 to 1997. Mr. Hill served on the Board of Governors of the Florida Automobile Joint Underwriting Association from 1999 through 2003. Mr. Hill’s executive experience includes his prior roles as a national insurance audit instructor and peer review team member in KPMG’s insurance practice. He also holds the designation of certified public accountant (inactive) and is a member of the American Institute of CPAs. Mr. Hill obtained a bachelor’s degree from Iowa State University with a double major in economics and accounting.

Brian D. Bottjer, CPA, age 46, has served as our Senior Vice President since December 2019, and as our Controller since September 2014. Previously, Mr. Bottjer served as Principal Financial Officer and Controller of Biovest International, Inc., a biotechnology company focused on developing a cure for various types of cancer of the immune system. Mr. Bottjer has also served in various financial and regulatory reporting roles for a number of other publicly traded companies in the insurance, financial services, and retail industries. Mr. Bottjer is a certified public accountant licensed in the state of Florida, and obtained his bachelor’s of science degree from the State University of New York at Buffalo.

COMPENSATION OF EXECUTIVE OFFICERS

Our named executive officers for the fiscal year ended December 31, 2019 include John S. Hill, our Executive Vice President, Chief Financial Officer and Secretary, and Brian D. Bottjer, our Senior Vice President and Controller, as well as Douglas N. Raucy, our former President and Chief Executive Officer. In connection with the sale of the Company’s wholly owned subsidiaries, Maison Insurance Company, Maison Managers, Inc., and ClaimCor, LLC (the “Asset Sale”), Mr. Raucy resigned from all positions with the Company effective December 2, 2019. Mr. Raucy also entered into an employment agreement with FedNat Holding Company, the purchaser in the Asset Sale transaction, effective December 2, 2019. Effective June 17, 2020, the Company’s Board appointed Mr. Swets, a current director of the Board, as the Company’s Interim Chief Executive Officer, which role he currently holds as the Company searches for a permanent replacement for Mr. Raucy. For more information, see “Corporate Governance—Board Leadership Structure.”

With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) an annual cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

Summary Compensation Table

The following table summarizes the compensation for our named executive officers for the years shown. The Company does not have any employment agreements with its employees.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards (3) ($)	All Other Compensation ($)(4)	Total ($)
John S. Hill	2019	250,000	187,500	–	30,183	467,683
Exec VP, Chief Financial Officer, & Secretary	2018	233,333	68,000	7,000	28,352	336,685
Brian D. Bottjer	2019	184,291	175,000	–	36,590	395,881
Sr. VP and Controller	2018	165,000	15,000	–	30,477	210,977
Douglas N. Raucy(1)	2019	298,819	162,500	–	36,269	497,588
Former President & Chief Executive Officer	2018	318,333	100,000	–	34,371	452,704

21

(1)	Mr. Raucy resigned from all positions held with the Company and its subsidiaries effective December 2, 2019 in connection with the sale of the Company’s three insurance subsidiaries to FedNat.

(2)

Cash bonuses for 2019 represent transaction bonuses approved by the Compensation Committee on December 1, 2019 and paid to Messrs. Hill, Bottjer and Raucy in connection with the completion of the sale of the Company’s former insurance subsidiaries to FedNat as well as $25,000 paid to Mr. Bottjer in January 2019, based on performance in 2018. For 2018, payments represent bonuses approved by the Compensation Committee on August 22, 2018 of $43,000 to Mr. Hill, $15,000 to Mr. Bottjer, and $75,000 to Mr. Raucy, based on management’s recommendation and the employees’ performance, as well as bonuses approved by the Compensation Committee on December 22, 2018 in the amount of $25,000 to Mr. Hill and $25,000 to Mr. Raucy, based on performance in 2018.

(3)	On August 22, 2018, the Compensation Committee granted 1,000 shares of the Company’s common stock (referred to as “bonus shares”) and 1,000 RSUs (equal to the number of bonus shares) to Mr. Hill. These grants were made pursuant to the 2018 Plan. Each RSU represents a contingent right to receive one share of the Company’s common stock. These RSUs vest in five equal annual installments beginning with the first anniversary of the grant date, subject to continued employment, with vesting subject to Mr. Hill maintaining ownership of the bonus shares through the full five-year vesting period. The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For additional information relating to this equity award, including the assumptions made in valuing and expensing this award, please see Note 2 – Significant Accounting Policies and Note 7 – Equity Incentive Plans in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(4)	All other compensation represents premiums paid by the Company for medical, dental, life and other ancillary insurance benefits provided to each of the named executive officers listed. We also paid for one private business membership for each of Messrs. Hill, Bottjer and Raucy for 2019, and continue to provide this benefit to Mr. Hill, to encourage entertainment of business colleagues and customers, interactions with others within professional, business and local communities, and holding business meetings at a convenient offsite location.

Compensation and Employment Actions Taken in Connection with the Asset Sale

Resignation of Chief Executive Officer

On December 2, 2019, in connection with the sale of the Company’s former insurance subsidiaries to FedNat (the “Asset Sale”), and pursuant to the employment agreement entered into with FedNat and the resignation agreement described below, Mr. Raucy, the Company’s then-serving President and Chief Executive Officer and a named executive officer, resigned from all positions that he held with the Company as of the closing of the Asset Sale, including his position as a director of the Company.

The resignation agreements entered into by Mr. Raucy with the Company provided for the accelerated vesting in full of 32,000 unvested restricted stock units held by Mr. Raucy, upon the closing of the Asset Sale, with each restricted stock unit representing one share of the Company’s common stock. The Compensation Committee of the Board had previously approved the accelerated vesting of the restricted stock units. Pursuant to the resignation agreement, the Company also paid a transaction bonus in the amount of $162,500 to Mr. Raucy, promptly following the closing of the Asset Sale.

Executive Officer Appointments and Employment Agreements

On December 2, 2019, the Company entered into employment agreements with Mr. Hill, then serving as Vice President, Chief Financial Officer and Secretary of the Company, and Mr. Bottjer, then serving as Controller of the Company (each, the “Employment Agreement” and collectively, the “Employment Agreements”). Effective December 2, 2019, the Board promoted Mr. Hill to Executive Vice President, Chief Financial Officer and Secretary of the Company, and Mr. Bottjer to Senior Vice President and Controller of the Company, effective immediately.

The Employment Agreements provide for an annual base salary of $250,000 to Mr. Hill and $200,000 to Mr. Bottjer. Commencing with respect to the Company’s 2019 fiscal year, each of Messrs. Hill and Bottjer will be eligible to receive an annual bonus, payable in cash and/or through awards based on the equity in the Company, and subject to the achievement of the performance criteria, as determined by the Compensation Committee. Pursuant to the Employment Agreements, on December 13, 2019, the Company also paid Messrs. Hill and Bottjer, a transaction cash bonus of $187,500 and $150,000, respectively, which bonuses had been previously approved by the Compensation Committee and were subject to the closing of the Asset Sale. Messrs. Hill and Bottjer are also eligible to participate in the Company’s benefit programs available generally to executive employees of the Company.

22

In the event Mr. Hill or Mr. Bottjer is terminated by the Company without cause, then the Company will pay Mr. Hill or Mr. Bottjer, as applicable, an amount equal to 12 months of his base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, payable by the Company over a 12-month period in accordance with the Company’s normal payroll practices. If Mr. Hill or Mr. Bottjer is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of their respective Employment Agreements, “cause” will exist if Mr. Hill or Mr. Bottjer (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Employment Agreement.

The Employment Agreements contain customary non-competition and non-solicitation covenants.

Cash Bonuses

As discussed above under “Compensation and Employment Actions Taken in Connection with the Asset Sale,” the Company paid the following the transaction bonuses in December 2019 in connection with the completion of the Asset Sale: Mr. Hill, $187,500; Mr. Bottjer, $150,000; and Mr. Raucy, $162,500.

On August 22, 2018, the Compensation Committee approved cash bonuses of $43,000 to Mr. Hill, $15,000 to Mr. Bottjer and $75,000 to Mr. Raucy, based on management’s recommendation and the employees’ performance. On December 22, 2018, the Committee approved cash bonuses of $25,000 each to Messrs. Hill, Bottjer, and Raucy, based on performance in 2018.

Stock Awards

On August 22, 2018, the Compensation Committee granted 1,000 share of the Company’s common stock (referred to as “bonus shares”) and 1,000 RSUs (equal to the number of bonus shares) to Mr. Hill. These grants were made pursuant to the 2018 Plan. Each RSU represents a contingent right to receive one share of the Company’s common stock. These RSUs vest in five equal annual installments beginning with the first anniversary of the grant date, subject to continued employment, with vesting subject to Mr. Hill maintaining ownership of the bonus shares through the full five-year vesting period.

Retirement Benefits

Contributions to the 401(k) Plan are made up of a 100% matching contribution on the first 3% of pay and a 50% matching contribution on the next 2% of pay to the extent such contributions are not in excess of the Internal Revenue Code limits on contributions to Section 401(k) plans. Under the 401(k) Plan, the Company may make additional matching contributions or other profit-sharing contributions at its discretion. There were no discretionary contributions in 2019.

2018 Equity Incentive Plan

The Company’s stockholders approved the 2018 at the Company’s 2018 annual meeting of stockholders held on May 31, 2018. The 2018 Plan replaced the Company’s Amended and Restated 2014 Equity Incentive Plan, which had been approved by the stockholders in 2014 (the “2014 Plan”). No new awards will be granted under the 2014 Plan.

The objective of the 2018 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2018 Plan is administered by the Compensation Committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2018 Plan and to receive awards, including stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (SARs), restricted shares, RSUs and other share-based awards. All of the shares authorized for grant under the 2018 Plan may be issued pursuant to incentive stock options.

23

The maximum number of shares that may be issued or transferred with respect to awards under the 2018 Plan is 300,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2018 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2018 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2018 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2018 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market. The 2018 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table shows the number of outstanding equity awards that were held by our named executive officers as of December 31, 2019. Mr. Raucy is not included in the table below, since, upon the closing of the Asset Sale, 32,000 unvested restricted stock units (RSUs) held by Mr. Raucy vested in full, with each RSU representing one share of the Company’s common stock. All other equity awards granted to Mr. Raucy were forfeited upon his resignation from all positions held with the Company and its subsidiaries, effective December 2, 2019. Mr. Bottjer did not hold any equity awards as of December 31, 2019.

			Stock awards
Name	Grant Date		Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(4)	Equity incentive plan awards: Number of unearned shares, unit or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, unit or other rights that have not vested ($)(4)
John S. Hill	05/29/2015	(1)			4,000	22,080
	12/15/2017	(2)	19,200	105,984	–	–
	08/22/2018	(3)	800	4,416	–	–

(1)	Consists of 4,000 RSUs granted to Mr. Hill on May 29, 2015. Each RSU granted entitles Mr. Hill to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest as follows: (i) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $10.00 per share; and (ii) 50% upon the date that the closing price of the Company’s common stock equals or exceeds $12.00 per share. Prior to the vesting of the RSUs, Mr. Hill will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire; however, should Mr. Hill discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued.

(2)	Consists of 32,000 RSUs granted to Mr. Hill on December 15, 2017. Each RSU granted entitles Mr. Hill to one share of the Company’s common stock upon the vesting date of the RSU. The RSUs vest 20% per year over five years beginning with the first anniversary of grant date, subject to continued employment through such vesting date. Prior to the vesting of the RSUs, Mr. Hill will not be entitled to any dividends declared on the Company’s common stock. The RSUs do not expire; however, should Mr. Hill discontinue employment with the Company for any reason other than death or disability, all unvested RSUs will be deemed forfeited on the date employment is discontinued. The Board of Directors may, in its discretion, accelerate vesting in the event of early retirement.

(3)	The stock award issued to Mr. Hill on August 22, 2018 represents 1,000 RSUs entitling Mr. Hill to one share of the Company’s common stock for each RSU upon the vesting date of the RSU. The RSUs vest in five equal annual installments beginning with the first anniversary of the grant date, subject to continued employment, with vesting subject to Mr. Hill maintaining ownership of 1,000 shares of common stock of the Company issued to Mr. Hill in connection with the RSU grant through the full five-year vesting period.

(4)	The market value of unvested shares underlying the RSUs is based on $5.52, the closing market price of our common stock on December 31, 2019.

24

Potential Payments Upon Termination or Change in Control

Employment Agreements

The Employment Agreements between the Company and each of Messrs. Hill and Bottjer provide for payments by the Company in connection with a termination of employment. In the event Mr. Hill or Mr. Bottjer is terminated by the Company without cause, then the Company will pay Mr. Hill or Mr. Bottjer, as applicable, an amount equal to 12 months of his base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, payable by the Company over a 12-month period in accordance with the Company’s normal payroll practices. If Mr. Hill or Mr. Bottjer is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of their respective Employment Agreements, “cause” will exist if Mr. Hill or Mr. Bottjer (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Employment Agreement.

Equity Incentive Plans

Both the 2014 Plan and 2018 Plan contain certain provisions concerning the vesting and termination of equity awards granted under the plans upon a termination of employment or upon a change in control. The Company’s award agreements entered into under each plan also contain provisions concerning the vesting and termination of the RSUs granted thereunder.

2018 Equity Incentive Plan

The 2018 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2018 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause,” or by the participant for “good reason”. Any stock options or stock appreciation rights (SARs) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2018 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether or not any outstanding awards granted under the 2018 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2018 Plan, a “change in control” generally includes (a) the acquisition of 50% or more of the company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set out in the 2018 Plan.

25

Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause,” as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

For purposes of the 2018 Plan, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the participant’s duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in of the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the participant.

The award agreements entered into under the 2018 Plan also contain provisions concerning the vesting and termination of the awards subject to the agreements. Except as described above with respect to a change in control, unexercisable stock options, unless otherwise provided in the applicable award agreement, are generally forfeited automatically upon termination of employment prior to a vesting date, unless (i) the Compensation Committee, in its discretion, provides for the full or partial acceleration of vesting and exercisability of the option in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested options will automatically become vested and exercisable upon termination. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. Upon the termination of a grantee’s employment for cause (as defined under the 2018 Plan), all of the grantee’s vested and unvested options automatically terminate. With respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, unvested restricted shares and restricted share units that have not yet vested are generally forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date, unless (i) the Compensation Committee, in its sole discretion, provides for the full or partial acceleration of vesting of the restricted shares or restricted share units, as applicable, in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested restricted shares or restricted share units, as applicable, will automatically become vested in full.

The Compensation Committee has the discretion to determine the form, amount and timing of each award granted under the 2018 Plan and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. As such, future awards granted under the 2018 Plan may be subject to additional terms providing for accelerated vesting, pay outs or termination of the award upon a termination of employment or a change in control of the Company.

Amended and Restated 2014 Equity Incentive Plan

Under the 2014 Plan, upon a change in control of the Company, our Board of Directors (as constituted immediately prior to such change in control) may, in its discretion, (i) require that shares of the Company resulting from such change in control, or a parent corporation thereof, be substituted for some or all of the common shares subject to an outstanding award granted under the 2014 Plan, with an appropriate and equitable adjustment as shall be determined by the Board, and/or (ii) require outstanding awards granted under the 2014 Plan, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive: (1) a cash payment in an amount equal to the aggregate number of common shares then subject to the portion of any stock option surrendered multiplied by the excess, if any, of the fair market value (as defined under the 2014 Plan) of a common share as of the date of the change in control, over the exercise price per common share subject to such stock option; (2) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such change in control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the issuance of shares pursuant to clause (2) above.

26

A “change in control” under the 2014 Plan generally means (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding common shares or the combined voting power of the then outstanding securities of the Company, with certain exceptions; (ii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless (A) the Company’s current beneficial owners retain more than 50% of the Company’s outstanding shares and combined voting power following such transaction, (B) no new individual entity or group will beneficially own 50% or more of the Company’s outstanding shares or combined voting power following such transaction, or (C) current members of the Board will constitute at least a majority of the board following such transaction; or (iii) the consummation of a plan of complete liquidation or dissolution of the Company.

The Company has RSU awards outstanding that were issued under the 2014 Plan and no outstanding stock option awards. The Company’s RSU agreements entered into with Mr. Hill and non-employee directors under the 2014 Plan generally provide that the RSUs granted thereunder remain restricted until the applicable vesting date set forth in the agreement. In the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated due to the grantee’s death or disability (as defined under the 2014 Plan) prior to one or more of the vesting dates, all unvested RSUs will vest as of the date of death or the date the grantee is determined to be experiencing a disability. In addition, in the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated by the Company or by the grantee for any reason other than death or disability (as defined under the 2014 Plan), all unvested RSUs granted under the agreement will be forfeited as of the date of termination.

In addition to the general provisions described above, the RSU agreements entered into by the Company in connection with the share matching arrangements for Mr. Hill and the Company’s non-employee directors (other than Mr. Wollney) on December 15, 2017 contain special acceleration and termination provisions. Specifically, the agreement for Mr. Hill provides that the vesting of the RSUs thereunder is subject to the continued employment of Mr. Hill through the applicable vesting date, with the ability of the board, in its discretion, to accelerate vesting in the event of Mr. Hill’s early retirement, and provided that Mr. Hill maintains ownership of the shares purchased through the full five-year vesting period. The agreements for the non-employee directors provide that the vesting of the RSUs granted thereunder is subject to the director’s continued service on the board through the applicable vesting date, provided that if a director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the stockholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs will vest in full as of his last date of service as a director with the Company.

Impact of the Asset Sale

The Asset Sale with FedNat generally did not constitute a change in control under the 2014 Plan or the 2018 Plan or the award agreements entered into thereunder; however, the Compensation Committee had the discretion to accelerate the vesting of outstanding equity awards for those employees who left employment with the Company or one of its subsidiaries in connection with the Asset Sale. Mr. Raucy, the Company’s then-serving President and Chief Executive Officer and a director as well as a named executive officer for 2019, resigned from all positions he held with the Company and its subsidiaries on December 2, 2019 in connection with the Asset Sale. In connection with his resignation, the Compensation Committee approved the accelerated vesting of RSUs granted by the Company to Mr. Raucy on December 15, 2017. Accordingly, on December 2, 2019, upon the closing of the Asset Sale, 32,000 unvested RSUs held by Mr. Raucy vested in full, with each RSU representing one share of the Company’s common stock. In addition, 12,500 unvested RSU held by Mr. Raucy, that were originally granted to him on May 29, 2015, were forfeited.

Pursuant to his resignation agreement entered into with the Company, the Company paid Mr. Raucy a transaction bonus in the amount of $162,500 promptly following the closing of the Asset Sale.

For more information, see “Compensation and Employment Actions Taken in Connection with the Asset Sale.”

27

PROPOSAL 4 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.”

This advisory say-on-pay vote on executive compensation is not binding on the Board or the Compensation Committee. However, the Board values the opinion of our stockholders and will consider the result of the vote when making future decisions regarding executive compensation. We design our executive compensation programs to implement our core objectives of attracting key leaders, motivating our executives to remain with the Company for long and productive careers, rewarding sustained financial and operating performance and leadership excellence and aligning the long-term interests of our executives with those of our stockholders. The Board believes that the policies and practices described in “Compensation of Executive Officers” are effective in achieving the Company’s goals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

28

PROPOSAL 5 - To consider and act upon a non-binding advisory resolution to approve the frequency of the stockholder vote to approve the compensation of our Named Executive Officers

In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on whether future stockholder advisory votes on named executive officer compensation (the “say-on-pay” vote of the nature reflected in Proposal 4 above) should occur every year, or up to every three years (commonly referred to as a “say-when-on-pay” vote). Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Although the vote is advisory and non-binding, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct a “say-on-pay” vote. Accordingly, we are asking our stockholders to vote upon the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:

year;

two years; or

three years.”

While our compensation strategies are related to both the short-term and longer-term business outcomes, we realize that compensation decisions are made annually. We also believe that an annual advisory vote on named executive officer compensation will give us more frequent feedback on our compensation disclosures and named executive officer compensation program. The Board has determined that holding an advisory vote on named executive officer compensation every year is the most appropriate policy for us at this time and recommends that stockholders vote for future advisory votes on named executive officer compensation to occur each year. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OPTION OF EVERY YEAR AS THE FREQUENCY TO HAVE AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Required Vote

The choice of frequency that receives the highest number of “FOR” votes will be considered the advisory vote of the stockholders. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against this Proposal 5 and will have no effect on the outcome of the proposal.

29

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our Section 16 Reporting Persons were timely complied with during 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of the Record Date of October 19, 2020, by:

●	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;
●	Each of our directors, director nominees and named executive officers; and
●	All of our current directors, director nominees and executive officers as a group.

The number and percentages of shares beneficially owned are based on 4,957,364 common shares outstanding as of October 19, 2020. Information with respect to beneficial ownership has been furnished by each director, director nominee, executive officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and requires that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying warrants, options and RSUs held by each such person that are exercisable or vest within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated below, the address for each beneficial owner is 1347 Property Insurance Holdings, Inc., 970 Lake Carillon Drive, Suite 314, St. Petersburg, FL 33716.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global Investors, LLC(1) 4201 Congress Street, Suite 140, Charlotte, NC 28209	3,045,593	61.4%
Kingsway Financial Services, Inc.(2) 150 Pierce Road, Itasca, IL 60143	1,500,000	23.2%
Solas Capital Management, LLC(3) 1063 Post Rd., 2nd Floor, Darien, CT 06820	444,108	9.0%
Named Executive Officers and Directors
Larry G. Swets, Jr., Interim Chief Executive Officer and Director(4)	11,178	*
John S. Hill, Executive Vice President, Secretary and Chief Financial Officer(4)	37,100	*
Brian D. Bottjer, Senior Vice President and Controller	–	–
Douglas N. Raucy, Former President and Chief Executive Officer and Director(5)	15,873	*
D. Kyle Cerminara, Chairman of the Board(1)(4)	3,056,754	61.6%
Lewis M. Johnson, Co-Chairman of the Board(1)(4)	3,056,754	61.6%
E. Gray Payne, Director	3,829	*
Rita Hayes, Director	2,623	*
Marsha G. King, Director(6)	3,623	*
Scott D. Wollney, Director	6,829	*
Dennis A. Wong, Director(4)	11,328	*
Current Executive Officers and Directors as a Group (10 individuals)(4)(6)(7)	3,144,425	63.4%

30

* Less than 1.0%

1.	Fundamental Global Investors, LLC (referred to in this Proxy Statement as “FGI”) shares voting and dispositive power with respect to 3,045,593 shares of common stock. Fundamental Activist Fund I, LP (“FAFI”) shares voting and dispositive power with respect to 788,199 shares of common stock and also holds a call option to purchase 50,000 shares of common stock, for a purchase price of $6.00 per share, expiring at 5:00 pm, Eastern time on April 16, 2022. FGI 1347 Holdings, LP (“FGIH”), of which BK Technologies, Inc., a wholly-owned subsidiary of BK Technologies Corporation (“BKTI”), is the sole limited partner, shares voting and dispositive power with respect to 477,282 shares of common stock. Mr. Cerminara is Chairman of the Board of Directors of BKTI and Mr. Johnson is the Co-Chairman of the Board of Directors of BKTI. Fundamental Global Partners Master Fund, LP (“FGPM”) shares voting and dispositive power with respect to 628,875 shares of common stock and also holds a call option to purchase 50,000 shares of common stock, for a purchase price of $6.00 per share, expiring at 5:00 pm, Eastern time on April 16, 2022. FGI Global Asset Allocation Fund, Ltd. (“FGAA”) shares voting and dispositive power with respect to 5,296 shares of common stock. FGI Global Asset Allocation Master Fund, LP (“FGGM”) shares voting and dispositive power with respect to 4,532 shares of common stock. Fundamental Global Capital Appreciation Fund, LP (“FGCA”) shares voting and dispositive power with respect to 3,000 shares of common stock. Ballantyne Strong, Inc. (“BTN”) shares voting and dispositive power with respect to 1,038,409 shares of common stock. Mr. Cerminara is Chairman of the Board of BTN and Mr. Johnson is Co-Chairman of the Board of BTN. Information regarding beneficial ownership of our common stock by Fundamental Global Investors, LLC and its affiliates is included herein in reliance on a Schedule 13D/A filed with the SEC on April 22, 2020 and a Form 4 filed with the SEC on August 17, 2020. In addition, CWA Asset Management Group, LLC (“CWA”), of which 50% is owned by Fundamental Global Investors, LLC, holds 52,025 shares of common stock for the accounts of individual investors (excluding shares held in accounts for BTN as well as for Messrs. Cerminara and Johnson), which represents approximately 1.0% of the Company’s outstanding shares of common stock. CWA has the power to direct the disposition of the shares of common stock held in its customer accounts while CWA’s customers retain the power to direct the voting of the shares of common stock held in their respective accounts. Due to their positions with Fundamental Global Investors, LLC and affiliated entities, D. Kyle Cerminara, Lewis M. Johnson and Joseph H. Moglia may be deemed to be beneficial owners of the shares of the Company’s common stock disclosed as directly owned by FAFI, FGIH, FGPM, FGAA, FGGM and FGCA. Due to their positions with BTN, Fundamental Global Investors, LLC and affiliated entities, Messrs. Cerminara and Johnson may be deemed to be beneficial owners of the shares of the Company’s common stock disclosed as directly owned by BTN. Due to their positions as managers of CWA, Messrs. Cerminara and Johnson may be deemed to beneficially own the number of shares of common stock held in CWA’s customer accounts and disclosed as beneficially owned by CWA. The beneficial interests of Messrs. Cerminara and Johnson do not include 2,667 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to RSUs granted on December 15, 2017, 3,429 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to RSUs granted on August 22, 2018, 6,178 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to RSUs granted on August 13, 2019, and 8,714 shares potentially issuable to each of Messrs. Cerminara and Johnson pursuant to RSUs granted on August 12, 2020. The business addresses for Mr. Cerminara are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; c/o Ballantyne Strong, Inc., 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209; and 131 Plantation Ridge Dr., Suite 100, Mooresville, North Carolina 28117. The business addresses for Mr. Johnson are c/o CWA Asset Management Group, LLC, 9130 Galleria Court, Third Floor, Naples, Florida 34109 and c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209.

2.	1347 Advisors, LLC (“1347 Advisors”) a wholly-owned subsidiary of Kingsway Financial Services, Inc., (“KFSI”) beneficially owns warrants to purchase 1,500,000 shares of common stock. The warrants have an exercise price of $15.00 per share and expire on February 24, 2022. KFSI shares voting and dispositive power with respect to all 1,500,000 shares of common stock underlying the warrants. Information regarding beneficial ownership of our common stock by KFSI and its affiliates is included herein based on internal information and in reliance on a Schedule 13D/A filed with the SEC on March 20, 2018.

3.	Solas Capital Management, LLC and Frederick Tucker Golden, its managing member, share voting and dispositive power with respect to 444,108 shares of common stock. Information regarding beneficial ownership of our common stock by Solas Capital Management, LLC and its affiliates is included herein in reliance on a Schedule 13G/A filed with the SEC on February 14, 2020.

31

4.	The beneficial interests listed include the following shares that each individual has the right to acquire within 60 days of the Record Date.

RSU Grantee	RSU Grant Date	No. Shares Subject to a Right to Acquire within 60 days of Record Date
Larry G. Swets, Jr.	12/15/2017	1,333
John S. Hill	12/15/2017	6,400
D. Kyle Cerminara	12/15/2017	1,333
Dennis A. Wong	12/15/2017	1,333
Lewis M. Johnson	12/15/2017	1,333
		11,732

5.

Douglas N. Raucy, a named executive officer, resigned from all positions with the Company and its subsidiaries effective December 2, 2019 in connection with the Company’s sale of its former insurance subsidiaries to FedNat. The shares reported are based on our records as of April 20, 2020 which reflect the accelerated vesting of 32,000 RSUs held by Mr. Raucy in connection with the FedNat transaction as well as transactions made by Mr. Raucy for the sale of our common stock which occurred between March 23, 2020 and April 20, 2020. Information regarding the sale transactions of our common stock is included herein in reliance upon information reported to us by Mr. Raucy.

6.	Includes 1,000 shares of common stock held by Ms. King in a joint account with her spouse. In addition, Ms. King holds 800 shares of Series A Preferred Stock in a joint account with her spouse.

7.	Includes 3,045,593 shares reported as beneficially owned by Fundamental Global Investors, LLC and its affiliates, of which Messrs. Cerminara and Johnson are deemed to have beneficial ownership by virtue of their respective positions with Fundamental Global Investors, LLC, as discussed in footnote 1.

TRANSACTIONS WITH RELATED PERSONS

It is the responsibility of the Audit Committee or, on a case-by-case basis, a special committee created by the Board, to review and oversee proposed “related party transactions” as defined in Item 404(a) of the SEC’s Regulation S-K. These include transactions and series of similar transactions to which we were a party or will be a party, in which

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, director nominees, executive officers or beneficial owners of more than 5% of any class of our voting stock, or any immediate family members thereof, had or will have a direct or indirect material interest.

Below is a summary of our related party transactions between January 1, 2018 and the Record Date.

Transactions with Kingsway and its Affiliates

Prior to our initial public offering on March 31, 2014, the Company was a wholly-owned subsidiary of Kingsway America Inc. (“KAI”), which is a wholly-owned subsidiary of KFSI, a publicly owned Delaware holding company. As of the Record Date, KFSI and its affiliates beneficially owned approximately 23% of our outstanding shares of common stock. Larry G. Swets, Jr., our interim Chief Executive Officer and a member of our Board of Directors, previously held the positions of Director and Chief Executive Officer of KFSI.

Stock Purchase Agreement

On January 2, 2018, we entered into a Stock Purchase Agreement with 1347 Advisors and IWS Acquisition Corporation (“IWS”), affiliates of KFSI, pursuant to which we repurchased 60,000 shares of our Series B preferred stock (the “Series B Preferred Stock”) from 1347 Advisors for an aggregate purchase price of $1,740,000, representing (i) $1,500,000, comprised of $25 per share of Series B Preferred Stock, and (ii) declared and unpaid dividends in respect of the dividend payment due on February 23, 2018 amounting to $240,000 in the aggregate. Pursuant to the Stock Purchase Agreement, we also agreed to repurchase 60,000 shares of Series B Preferred Stock from IWS for an aggregate purchase price of $1,500,000, comprised of $25 per share of Series B Preferred Stock, without any dividend or interest payment, upon the completion of a capital raise resulting in the Company receiving net proceeds in excess of $5,000,000. On February 28, 2018, we completed the purchase of the 60,000 shares of Series B Preferred Stock from IWS using the proceeds from the underwritten public offering of shares of our 8.00% Cumulative Preferred Stock, Series A.

32

In connection with the Stock Purchase Agreement, the Performance Shares Grant Agreement, dated February 24, 2015, between the Company and 1347 Advisors (the “2015 PSGA”) was terminated. Under the 2015 PSGA, 1347 Advisors was entitled to receive 100,000 shares of our common stock from us if at any time the last sales price of our common stock equaled or exceeded $10.00 per share for any 20 trading days within any 30-trading day period. As certain events specified in the 2015 PSGA were never achieved, we did not issue any shares of common stock to 1347 Advisors under the 2015 PSGA. We paid $300,000 to 1347 Advisors in consideration of its agreement to voluntarily terminate the 2015 PSGA.

The foregoing transactions were approved by a special committee of the Board of Directors of the Company consisting solely of independent directors. Mr. Swets served as Chief Executive Officer and as a director of KFSI at the time we entered into the Stock Purchase Agreement and terminated the 2015 PSGA.

Termination of 2014 Performance Share Grant Agreement

On July 24, 2018, we entered into a Termination Agreement with KAI pursuant to which KAI agreed to terminate the Performance Share Grant Agreement, dated March 26, 2014, between us and KAI (the “2014 PSGA”) in exchange for a payment of $1,000,000 from the Company. As a result of the Termination Agreement, KAI has no further rights to any of the performance share grants contemplated by the 2014 PSGA. Under the 2014 PSGA, KAI was entitled to receive up to an aggregate of 375,000 shares of our common stock upon achievement of certain milestones regarding our stock price. The Company did not issue any shares under the 2014 PSGA while the 2014 PSGA was outstanding. The Termination Agreement was approved by a special committee of the Board of Directors of the Company consisting solely of independent directors. Mr. Swets served as Chief Executive Officer and as a director of KFSI on the date the Company entered into the Termination Agreement.

Trademark License Agreement

We are party to a Trademark License Agreement with 1347 Advisors, dated as of February 28, 2014, whereby 1347 Advisors granted us a limited personal, non-exclusive, royalty-free right and license to use the trade name “1347” in our corporate name and corporate logo. The agreement may be terminated by either party upon providing sixty days’ written notice to the other party. The agreement also expires upon the liquidation or dissolution of the Company. The Company expects to terminate the Trademark License Agreement in connection with the name change described in Proposal 2.

The Company also expects to enter into a Trademark License Agreement with FGI in connection with Proposal 2, pursuant to which FGI will grant us a non-exclusive, non-assignable, non-transferable, royalty-free and fully paid license to use, display and advertise the name “Fundamental Global” in the United States on the terms and subject to the conditions set forth in the agreement.

Investment in Argo Management Group LLC

On April 21, 2016, KFSI completed the acquisition of Argo Management Group LLC (“Argo”). Argo’s primary business is to act as the managing member of Argo Holdings Fund I, LLC, an investment fund in which the Company has committed to invest $500,000. As of December 31, 2019 and September 30, 2020, the Company has invested $341,000 into the investment fund. The managing member of Argo, Mr. John T. Fitzgerald, was appointed as President and Chief Executive Officer of KFSI on September 5, 2018 and has served on its board of directors since April 21, 2016.

Transactions involving Fundamental Global Investors, LLC and its Affiliates

FGI, a registered investment advisor, is, together with its affiliates, the Company’s largest stockholder. Funds managed by FGI directly hold shares of our common stock and Series A Preferred Stock. Mr. Cerminara, Chairman of our Board, is Chief Executive Officer, Co-Founder and Partner of FGI, and Mr. Johnson, Co-Chairman of our Board, is President, Co-Founder and Partner of FGI.

Public Offering of Series A Preferred Stock

FGPM, a fund managed by FGI, purchased an aggregate of 34,620 shares of our Series A Preferred Stock in the Company’s underwritten public offering of the shares, at the public offering price of $25.00 per share, including (i) 31,680 shares purchased for a total of approximately $792,000 on February 28, 2018, the closing date of the offering, and (ii) 2,940 shares purchased for a total of approximately $74,000 on March 26, 2018 in connection with the underwriters’ exercise of their over-allotment option. In addition, CWA Asset Management Group, LLC, of which 50% is owned by FGI, purchased 57,060 shares of the Series A Preferred Stock for customer accounts, including 44 shares of Series A Preferred Stock held by Mr. Cerminara in a joint account with his spouse, at the public offering price. Messrs. Cerminara and Johnson each serve as Co-Chief Investment Officer of CWA Asset Management Group, LLC.

33

Investment in FGI Metrolina Property Income Fund, LP

On June 18, 2018, the Company invested $2,219,000 in FGI Metrolina Property Income Fund, LP (“Metrolina”), which has invested in real estate through a real estate investment trust which is wholly owned by Metrolina. The general partner of Metrolina, FGI Metrolina GP, LLC, is managed, in part, by Messrs. Cerminara and Johnson. Metrolina’s investment program is managed by FGI Funds Management LLC, an affiliate of FGI. The Company is a limited partner of Metrolina and owns an economic interest of approximately 47% and 50% as of December 31, 2019 and September 30, 2020, respectively. As of December 31, 2019 and September 30, 2020, the total amount invested in Metrolina was $2,219,000 and $4,000,000, respectively.

Shared Services Agreement

On March 31, 2020, the Company entered into a Shared Services Agreement (the “Shared Services Agreement”) with FGM, an affiliate of FGI, pursuant to which FGM will provide the Company with certain services related to the day-to-day management of the Company, including assisting with regulatory compliance, evaluating the Company’s financial and operational performance, providing a management team to supplement the executive officers of the Company, and such other services consistent with those customarily performed by executive officers and employees of a public company (collectively, the “Services”). In exchange for the Services, the Company will pay FGM a fee of $456,250 per quarter (the “Shared Services Fee”), commencing in the second quarter of 2020, plus reimbursement of expenses incurred by FGM in connection with the performance of the Services, subject to certain limitations approved by the Company’s Board of Directors or Compensation Committee from time to time. On April 3, 2020, the Company made its initial quarterly payment of $456,250 under the Shared Services Agreement.

The Shared Services Agreement has an initial term of three years, and thereafter renews automatically for successive one-year terms unless terminated in accordance with its terms. The Shared Services Agreement may be terminated by FGM or by the Company, by a vote of the Company’s independent directors, at the end of the initial or automatic renewal term upon 120 days’ notice, subject to payment by the Company of certain costs incurred by FGM to wind down the provision of Services and, in the case of a termination by the Company without cause, payment of a termination fee equal to the Shared Services Fee paid for the two quarters preceding termination.

Joint Venture Agreement

On March 31, 2020, the Company entered into the Limited Liability Company Agreement (the “LLC Agreement”) of Fundamental Global Asset Management, LLC (“FGAM”), a newly-formed joint venture owned 50% by each of the Company and FGI Funds Management, LLC, an affiliate of FGI (“FGIFM” and together with the Company, each a “Member” and collectively, the “Members”). The purpose of FGAM is to sponsor, capitalize and provide strategic advice to investment managers (“Underlying Managers”) in connection with the launch and/or growth of their asset management business and the investment products they sponsor (each, a “Sponsored Fund”).

FGAM is governed by a Board of Managers consisting of four managers, two of which have been appointed by each Member. The Company has appointed two of its independent directors to the Board of Managers of FGAM. Certain major actions, including any decision to sponsor a new investment manager, will require the prior consent of both Members.

The LLC Agreement provides that each Member will contribute its proportionate interest of the amount of capital determined by the Board of Managers to be required to operate FGAM (“Operating Capital”). Unless otherwise agreed, the Company will contribute the capital required to be contributed to a Sponsored Fund (“Seed Capital”), as well as any amounts required to be contributed to an Underlying Manager for working capital purposes (“Working Capital”). Proceeds attributable to a contribution, directly or indirectly through an Underlying Manager, to a Sponsored Fund will be distributed to the Members in proportion to their capital contributions in respect of Seed Capital. All other proceeds received by FGAM attributable to a Sponsored Fund, including proceeds from revenue shares or ownership interests in Underlying Managers, will be distributed as follows: (i) first, to the Members until they have received cumulative distributions up to an amount of the Operating Capital funded by them; (ii) second, to the Members until they have received cumulative distributions up to an amount of Working Capital previously funded by them, plus a return of 5% per annum; and (iii) third, to the Members in proportion to their percentage interests.

In addition, neither FGIFM nor any of its affiliates may participate in a Sponsored Fund Transaction other than through FGAM unless FGIFM has first presented the opportunity to FGAM and either the Board of Managers or the Company has rejected such opportunity. Notwithstanding the foregoing, if such opportunity requires in excess of $5 million, FGIFM may offer amounts in excess of $5 million to a third party, subject to certain conditions.

34

Transaction between Fundamental Global and Kingsway

On October 25, 2017, KAI entered into a purchase agreement with FGI pursuant to which KAI agreed to sell 900,000 shares of our common stock to FGI or to one of FGI’s affiliate companies in two separate transactions. The first transaction, for the sale of 475,428 shares of our common stock, occurred on November 1, 2017. The second transaction, for the sale of 424,572 shares of our common stock, occurred on March 15, 2018.

On July 31, 2018, two funds managed by FGI, Fundamental Global Partners Master Fund, LP and Fundamental Activist Fund I, LP, each purchased 37,500 shares of our common stock from Mendakota Casualty Company, an affiliate of KAI, in a privately negotiated transaction, at a price of $7.131 per share. The purchases were effected pursuant to the terms of a letter agreement entered into on July 30, 2018 between FGI and Mendakota Casualty Company.

Share Repurchase and Cooperation Agreement

On September 15, 2020, the Company entered into a Share Repurchase and Cooperation Agreement (the “Share Repurchase Agreement”) with Hale Partnership Capital Management, LLC and certain of its affiliates (collectively, the “Hale Parties”), which, prior to the transaction owned more than 18% of our outstanding common stock.

Pursuant to the Share Repurchase Agreement, the Company agreed to purchase (exclusive of any fees or expenses) all of the 1,130,152 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) owned, of record or beneficially, by the Hale Parties, in exchange for an aggregate $2,752,617 in cash and 330,231 shares of common stock, par value $0.01 per share, of FedNat Holding Company previously owned by the Company (the “FedNat Shares”). As acknowledged by the Hale Parties in the Share Repurchase Agreement, that certain Standstill Agreement, dated December 2, 2019, by and between FedNat Holding Company and the Company, imposes certain restrictions in respect of the FedNat Shares transferred by the Company to the Hale Parties. FedNat Holding Company is not party to, or a third-party beneficiary of, the Agreement.

The Share Purchase Agreement contains certain customary standstill provisions that, for a period of five years commencing September 15, 2020 (the “Standstill Period”), prohibit, among other things, the Hale Parties from (i) making certain announcements regarding the Company’s transactions, (ii) soliciting proxies, (iii) acquiring ownership of any securities of the Company, (iv) advising, encouraging or influencing any vote or disposition of any securities of the Company, (v) selling securities of the Company resulting in any third party owning more than 4.9% of the outstanding shares of the Company’s common stock (subject to certain exceptions set forth in the Share Purchase Agreement), (vi) taking actions to change or influence the Board of Directors of the Company, Company management or the direction of certain Company matters and (vii) exercising certain stockholder rights. The Company and the Hale Parties further agreed that they will not disparage each other and that they will not initiate any lawsuit, claim or proceeding with respect to any claims against the Company or any of the Hale Parties, as applicable, based on facts known as of the Effective Date, in each case applicable during the Standstill Period, and to a mutual release of claims.

Each of the Company and the Hale Parties has the right to terminate the Share Purchase Agreement prior to the end of the Standstill Period if (i) any of the Hale Parties, in the case of the Company, or (ii) the Company, in the case of the Hale Parties, commits a material breach of the Share Purchase Agreement and such breach is not cured within 15 days after notice is given to the breaching party.

Other Transactions

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or executive officer, or any other company or enterprise to which the person provides services at our request. We believe that these agreements are necessary to attract and retain qualified persons as directors and executive officers.

As discussed above, FGI, together with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, Chairman of our Board, is Chief Executive Officer, Partner and Manager of FGI, and Mr. Johnson, Co-Chairman of our Board, is President, Partner and Manager of FGI. The funds managed by FGI, including the funds that directly own shares of our common stock and Series A Preferred Stock, have agreed to indemnify FGI, the principals of FGI, including Messrs. Cerminara and Johnson, or any other person designated by FGI for claims arising from Messrs. Cerminara’s and Johnson’s service on our Board, provided that a fund’s indemnity obligations are secondary to any obligations we may have with respect to Messrs. Cerminara’s and Johnson’s service on our Board.

35

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2019 annual report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2019 annual report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2019 annual report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our Corporate Secretary at (727) 304-5666 or in writing at 970 Lake Carillon Dr., Suite 318., St. Petersburg, FL 33716. In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker or other nominee record holder, or may contact our Corporate Secretary as described above.

STOCKHOLDER PROPOSALS FOR PRESENTATION
AT THE 2021 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2021 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is July 2, 2021, unless the date of the 2021 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2021 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2021 Annual Meeting outside the process of Exchange Act Rule 14a-8 or to nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our By-Laws. To be timely, notice of the proposal must be received by the Secretary of the Company between August 16, 2021 and September 15, 2021; provided, however, that in the event the date of the 2021 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2021 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to 1347 Property Insurance Holdings, Inc., 970 Lake Carillon Dr., Suite 318., St. Petersburg, FL 33716. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our By-Laws.

By Order of the Board of Directors,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2019 is available without charge upon written request to: 1347 Property Insurance Holdings, Inc., Corporate Secretary, 970 Lake Carillon Dr., Suite 318., St. Petersburg, FL 33716. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at www.1347pih.com.

36

APPENDIX A

~~THIRD AMENDED AND RESTATED~~ FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

~~1347 PROPERTY INSURANCE HOLDINGS, INC.~~ FG FINANCIAL GROUP, INC.

~~1347 Property Insurance Holdings, Inc.~~ FG Financial Group, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.        The name of the Corporation is ~~1347 Property Insurance Holdings, Inc.~~ FG Financial Group, Inc. The Corporation’s Certificate of Incorporation was originally filed with the Secretary of State of Delaware on October 2, 2012 and was subsequently amended and restated on November 19, 2013, January 16, 2014 ~~(the second amended and restated Certificate of Incorporation referred to herein as the “Second Amended and Restated Certificate”).~~ , and March 19, 2014 (the Third Amended and Restated Certificate of Incorporation is referred to herein as the “Third Amended and Restated Certificate”). The Third Amended and Restated Certificate was subsequently amended by a Certificate of Amendment filed with the Secretary of State of Delaware on December 17, 2019 (the “Certificate of Amendment”).

2.        This ~~Third~~ Fourth Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the ~~Second~~Third Amended and Restated Certificate and the Certificate of Amendment and was duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law (“DGCL”).

3.       The text of the ~~Second~~Third Amended and Restated Certificate is hereby amended and restated in its entirety to provide as follows:

ARTICLE I

The name of the Corporation is ~~1347 Property Insurance Holdings, Inc~~FG Financial Group, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is Eleven Million (11,000,000) shares, of which (i) Ten Million (10,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) One Million (1,000,000) shares shall be a class designated as preferred stock, par value $25.00 per share (the “Preferred Stock”).

The number of authorized shares of the class of Preferred Stock may from time to time be increased or decreased (but not below the number of shares outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, without a vote of the holders of the Preferred Stock (except as otherwise provided in any certificate of designations of any series of Preferred Stock).

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A-1

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Article IV (or in any certificate of designations of any series of Preferred Stock):

(a) the holders of the Common Stock shall have the exclusive right to vote for the election of Directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Preferred Stock) or pursuant to the DGCL, irrespective of the provisions of Section 242(b)(2) of the DGCL;

(b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors of the Corporation (the “Board of Directors”) or any authorized committee thereof;

(c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock; and

(d) the holders of the Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of the Common Stock, as a single class with such holders of Preferred Stock).

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide for the issuance of the shares of Preferred Stock in one or more series of such stock, and by filing a certificate pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof. The powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions thereof, may differ from those of any and all other series outstanding at any time.

ARTICLE V

STOCKHOLDER ACTION

1. ACTION WITHOUT A MEETING. Subject to all the rights, powers and preferences of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

2. SPECIAL MEETINGS. Except as otherwise required by the DGCL and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation shall be called (i) by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, or (ii) by the Chief Executive Officer, the President or the Secretary at the written request of any person or persons holding of record not less than fifty percent (50%) of the total number of shares of stock of the Corporation entitled to vote on any issue contemplated to be considered at such proposed special meeting, which written request shall state with specificity the purpose or purposes of such meeting. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1. GENERAL. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

A-2

2. ELECTION OF DIRECTORS. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

3. NUMBER OF DIRECTORS; TERM OF OFFICE. Subject to all the rights, powers and preferences of any series of Preferred Stock, the number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The successors of the Directors whose terms expire at the 2019 annual meeting of stockholders shall serve a term of office to expire at the 2020 annual meeting of stockholders. At the 2020 annual meeting of stockholders, the successors of the Directors whose terms expire at that meeting shall serve a term of office to expire at the 2021 annual meeting of stockholders. At the 2021 annual meeting of stockholders, and at each annual meeting of stockholders thereafter, the successors of the Directors whose terms expire at each such meeting shall serve a term of office expiring at the annual meeting of stockholders next following their election. Notwithstanding the foregoing, the Directors shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any and all vacancies in the Board of Directors, however occurring, including, without limitation, newly-created Directorships by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the remaining Directors then in office, even if less than a quorum (and not by stockholders), and Directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which their term of office expires or until such Directors’ successors shall have been duly elected and qualified. No decrease in the authorized number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors then in office, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such Directorships shall be governed by the terms of this Certificate and any certificate of designations applicable thereto.

ARTICLE VII

LIMITATION OF LIABILITY

To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that nothing contained in this Article VII shall eliminate or limit the liability of a Director (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL, or (iv) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person serving as a Director at the time of such repeal or modification.

A-3

ARTICLE VIII

INDEMNIFICATION

The Corporation shall indemnify its Directors and officers to the fullest extent authorized or permitted by applicable law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a Director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any Director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article VIII shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Corporation of an undertaking by or on behalf of the Director or officer receiving advancement to repay the amount advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation under this Article VIII.

The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to Directors and officers of the Corporation.

The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under this Third Amended and Restated Certificate of Incorporation, the By-laws of the Corporation, any statute, agreement, vote of stockholders or disinterested Directors or otherwise.

Any repeal or modification of this Article VIII by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a Director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE IX

AMENDMENT OF BY-LAWS

1. AMENDMENT BY DIRECTORS. Except as otherwise provided by law, the Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation by the affirmative vote of a majority of the Directors then in office.

2. AMENDMENT BY STOCKHOLDERS. Notwithstanding anything to the contrary contained in this Certificate, the affirmative vote of the holders of at least 66 2/3 % of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of the By-laws of the Corporation.

ARTICLE X

AMENDMENT OF CERTIFICATE OF INCORPORATION

This Certificate may be amended at any meeting of the stockholders; provided, that notice of the proposed change was given in the notice of the meeting of the stockholders, if applicable; and provided further, that notwithstanding any other provision of this Certificate or any provision of law which might otherwise permit a lesser vote of the stockholders, the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required for the stockholders to amend any provision of this Certificate.

ARTICLE XI

1. This Article XI anticipates the possibility that (A) KFSI may be a significant stockholder of the Corporation, (B) certain KFSI Officials may also serve as Corporation Officials, and (C) benefits may be derived by the Corporation Entities through their contractual, corporate and business relations with the KFSI Entities. The provisions of this Article XI shall, to the fullest extent permitted by law, define the conduct of certain affairs of the Corporation Entities and Corporation Officials as they may involve the KFSI Entities, and the powers, rights, duties and liabilities of the Corporation Entities and Corporation Officials in connection therewith.

A-4

2. No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between any Corporation Entity, on the one hand, and any KFSI Entity, on the other hand, before the Corporation ceases to be a wholly owned subsidiary of KFSI shall be void or voidable or be considered unfair to the Corporation or any Corporation Affiliate for the reason that any KFSI Entity is a party thereto, or because any KFSI Official is a party thereto, or because any KFSI Official was present at or participated in any meeting of the Board of Directors, or committee thereof, or the Board of Directors, or committee thereof, of any Corporation Affiliate, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. No such contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) or the performance thereof by any Corporation Entity shall be considered to be contrary to any fiduciary duty owed to any of the Corporation Entities or to any of their respective stockholders by any KFSI Entity or by any Corporation Official (including any Corporation Official who may have been a KFSI Official) and each such Corporation Official shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation Entities, and shall be deemed not to have breached his or her duties of loyalty to the Corporation Entities and their respective stockholders, and not to have derived an improper personal benefit therefrom. No Corporation Official shall have or be under any fiduciary duty to any Corporation Entity or its stockholders to refrain from acting on behalf of any such Corporation Entity (or on behalf of any KFSI Entity if such Corporation Official is also a KFSI Official) in respect of any such contract, agreement, arrangement or transaction (or any amendment, modification, or termination thereof) or to refrain from performing any such contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) in accordance with its terms.

3. The Corporation may from time to time enter into and perform, and cause or permit any Corporation Affiliate to enter into and perform, one or more agreements (or amendments or modifications to pre-existing agreements) with any one or more of the KFSI Entities pursuant to which any one or more Corporation Entities, on the one hand, and any one or more of the KFSI Entities, on the other hand, agree to engage in transactions of any kind or nature, or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other (or with any one or more other KFSI Entities or Corporation Entities, respectively), including to allocate and to cause Corporation Officials and KFSI Officials (including any person who is both a Corporation Official and a KFSI Official) to allocate or refer opportunities between such Corporation Entities and KFSI Entities. To the fullest extent permitted by law, neither any such agreement, nor the performance thereof by any Corporation Entity or any KFSI Entity, shall be considered contrary to (1) any fiduciary duty that any KFSI Entity may owe to any Corporation Entity, or its stockholders, by reason of any KFSI Entity being, directly or indirectly, a significant stockholder of any such Corporation Entity or participating in the control of any such Corporation Entity or (2) any fiduciary duty that any Corporation Official who is also a KFSI Official may owe to any Corporation Entity or its stockholders. To the fullest extent permitted by law, no KFSI Entity, by reason of being, directly or indirectly, a significant stockholder of any Corporation Entity or participant in control of any Corporation Entity, shall have or be under any fiduciary duty to refrain from entering into any agreement or participating in any transaction referred to above, and no Corporation Official who is also a KFSI Official shall have or be under any fiduciary duty to any Corporation Entity, or its stockholders, to refrain from acting on behalf of any Corporation Entity or any KFSI Entity in respect of any such agreement or transaction or performing any such agreement in accordance with its terms.

4. Anything in this Certificate to the contrary notwithstanding, the provisions of Section 3 of this Article XI shall automatically terminate, expire and have no further force and effect from and after the date on which the KFSI Entities collectively cease to beneficially own shares of Common Stock representing at least 20% of the votes entitled to be cast by the then-outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the Directors of the Corporation (or any class thereof) at any annual or special meeting of stockholders.

5. Except as otherwise defined in this Certificate, the following terms shall have the meanings ascribed to them below:

“Corporation Affiliate” shall mean (1) any person of which the Corporation is the beneficial owner (directly or indirectly) of 20% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests or (2) any other person that (directly or indirectly) is controlled by the Corporation;

“Corporation Entity” shall mean any one or more of the Corporation and the Corporation Affiliates;

“Corporation Official” shall mean each person who is a Director or an officer (or both) of the Corporation or one or more Corporation Affiliates;

“KFSI” shall mean Kingsway Financial Services Inc., a corporation incorporated under the Business Corporations Act (Ontario), any of its successors by way of merger or share exchange, any acquiror of all or substantially all of its assets and any person of which KFSI becomes a subsidiary;

A-5

“KFSI Affiliate” shall mean, other than the Corporation or any Corporation Affiliate, (1) any person of which KFSI is the beneficial owner (directly or indirectly) of 20% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests or (2) any other person that (directly or indirectly) is controlled by KFSI, controls KFSI or is under common control with KFSI;

“KFSI Entity” shall mean any one or more of KFSI and the KFSI Affiliates;

“KFSI Official” shall mean each person who is a Director or an officer (or both) of KFSI or one or more KFSI Affiliates;

“person” shall mean a natural person, corporation, partnership, limited liability company, joint venture, association or legal entity of any kind; each reference to a “natural person” (or to a “record holder” of shares, if a natural person) shall be deemed to include in his or her representative capacity a guardian, committee, executor, administrator or other legal representative of such natural person or record holder; and

“subsidiary” shall mean, as to any person, a corporation, partnership, limited liability company, joint venture, association or other entity in which such person beneficially owns (directly or indirectly) 50% or more of the outstanding voting power or partnership interests or similar voting interests.

For purpose of the foregoing definitions, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

* * *

4. The foregoing ~~Third~~Fourth Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Directors and stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the DGCL.

A-6

IN WITNESS WHEREOF, this ~~Third~~Fourth Amended and Restated Certificate of Incorporation is executed as of this ___ day of ____________, 2020.

Name:
Title:

A-7

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 13, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 13, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on December 13, 2020 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25753-P45530 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

1347 PROPERTY INSURANCE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) D. Kyle Cerminara
02) Rita Hayes
03) Lewis M. Johnson
04) Larry G. Swets, Jr
05) Dennis A. Wong
06) Scott D. Wollney

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

The Board of Directors recommends you vote For Every Year on the following proposal:

	For Every Year	For Every Two Years	For Every Three Years	Abstain
5. To consider and act upon a non-binding advisory resolution to approve the frequency of the advisory stockholder vote to approve the compensation of our named executive officers.	☐	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

D25754-P45530

1347 PROPERTY INSURANCE HOLDINGS, INC.
Annual Meeting of Stockholders
December 14, 2020 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies, hereby appoint(s) D. Kyle Cerminara and John S. Hill, and either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of 1347 PROPERTY INSURANCE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on December 14, 2020, at 4201 Congress Street, Suite 175, Charlotte, North Carolina 28209 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO THE VOTE FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side